                                                                   Exhibit 10.53


                                     BELIZE

                       THE REGISTERED LAND ORDINANCE, 1977
                              CERTIFICATE OF LEASE
                           Chapter 157, Laws of Belize

REGISTERED SECTION                          BLOCK                      PARCEL
SAN PEDRO                                     7                        1870/1
------------------                          -----                      ------
Area: 1.186 Acres

LESSOR            Government of Belize
RENT              $1.00 p.a.
TERM              18 years          27/4/93

THIS IS TO CERTIFY THAT BELIZE WATER LTD.

of                     #37 Regent Street, Belize City, Belize District

Is now registered as the proprietor of the leasehold interest above referred to, subject to the agreements and other matters contained in the registered lease, to the entries in the register relating to the lease and to such of the overriding interests set forth in section 31 of the Registered Land Ord. 1977 as may for the time being subsist and affect the land comprised in the lease.

At the date thereof the following entries appear in the register relating to the lease:

PART A- PROPERTY SECTION (EASEMENTS, ETC.)

PART B- PROPRIETORSHIP SECTION (INHIBITIONS, CAUTIONS AND RESTRICTIONS)
Not to transfer the land, lease or charge without written consent of Lessor. Hereinafter subject to the lease conditions attached.

PART C- INCUMBRANCES SECTION (LEASES, CHARGES,ETC.)

GIVEN UNDER MY HAND AND THE SEAL OF THE LAND REGISTRY
THIS 18th DAY OF July, 2001

                                                   /s/ M. Petzold
                                         ---------------------------------------
                                                 REGISTRAR OF LANDS